EXHIBIT 23.(a)

            CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference of our report dated February 5, 1996, which appears on page 53 of Turner Broadcasting System, Inc.'s 1995 Annual Report to Shareholders, which is incorporated by reference in Turner Broadcasting System, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and which report has been incorporated by reference in the Current Report on Form 8-K of Time Warner Inc. dated October 27, 1997, in each of the following:

   1.   Registration Statement No. 333-11471 on Form S-4 for Time
          Warner Inc. (formerly named TW Inc.);
   2.   Post-Effective Amendment No. 1 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   3.   Post-Effective Amendment No. 2 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   4.   Post-Effective Amendment No. 3 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   5.   Post-Effective Amendment No. 4 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   6.   Post-Effective Amendment No. 5 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   7.   Registration Statement on Form S-8 and Post-Effective
          Amendment No. 1 (Registration No. 333-14053) of Time Warner Inc.;
   8.   Registration Statement on Form S-3 (Registration No.
          333-14611) of Time Warner Inc.;
   9.   Registration Statement on Form S-8 (Registration No.
          333-27265) of Time Warner Inc.;
   10.  Registration Statement on Form S-3 (Registration No.
          333-32813) of Time Warner Inc. and Time Warner Companies, Inc.;
   11. Registration Statement on Form S-3 (Registration No. 333-37827) of Time Warner Inc. (and Registration No. 333-37827-01 of
          Time Warner Companies, Inc. and prospectus also relates and constitutes a post-effective amendment to Registration No. 333-32813); and
   12. Registration Statement on Form S-8 (Registration No. 33-61497) of Time Warner Companies, Inc.


  PRICE WATERHOUSE LLP
  Atlanta, Georgia
  November 3, 1997